UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 9, 2005

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

On August 9, 2005, Interface Solutions, Inc. (“ISI”), of which Armstrong World Industries, Inc. (“AWI”) held 35% ownership, concluded its merger with a private equity fund not affiliated with AWI. As a consequence of that merger, AWI’s interest in ISI has been acquired by the buyer and AWI has received approximately $20.0 million in cash and notes with a face value of $3.8 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Walter T. Gangl
Walter T. Gangl
Assistant Secretary

Date: August 12, 2005